RBB BANCORP
皇佳商業金控





Investor Presentation

October 2022

NASDAQ: RBB

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp (RBB or the Company) and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) U.S. and international business and economic conditions;(2) possible additional provisions for loan losses and charge-offs; (3) credit risks of lending activities and deterioration in asset or credit quality; (4) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (5) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"); (6) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (7) potential goodwill impairment; (8) liquidity risk; (9) fluctuations in interest rates; (10) the expected discontinuation of the London Interbank Offering Rate after 2021, and uncertainty regarding potential alternative reference rates, including the Secured Overnight Financing Rate; (11) risks associated with acquisitions and the expansion of our business into new markets; (12) inflation and deflation; (13) real estate market conditions and the value of real estate collateral; (14) environmental liabilities; (15) our ability to compete with larger competitors; (16) our ability to retain key personnel; (17) successful management of reputational risk; (18) severe weather, natural disasters, acts of war or terrorism, public health issues (including novel coronavirus, or COVID-19), or other adverse external events could harm our business; (19) general economic or business conditions in Asia, and other regions where the Bank has operations; (20) failures, interruptions, or security breaches of our information systems; (21) our ability to adapt our systems to the expanding use of technology in banking; (22) risk management processes and strategies; (23) adverse results in legal proceedings; (24) the impact of regulatory enforcement actions, if any; (25) certain provisions in our charter and bylaws that may affect acquisition of RBB; (26) changes in tax laws and regulations; (27) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326), "Measurement of Credit Losses on Financial Instruments," commonly referenced as the Current Expected Credit Loss model, which will change how we estimate credit losses and may increase the required level of our allowance for credit losses after adoption on December 31, 2022; (28) market disruption and volatility; (29) fluctuations in the Bancorp's stock price; (30) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (31) issuances of preferred stock; (32) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (33) the soundness of other financial institutions and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services; (34) the impact of any change in the FDIC insurance assessment rate or the rules and regulations related to the calculation of the FDIC insurance assessment amount; (35) geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, including the war between Russia and Ukraine, which could impact business and economic conditions in the United States and abroad and (36) other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC") including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K or 10-K/A, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the recent outbreak of the COVID-19 pandemic. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

RBB Bancorp – Who We Are

Overview

- **Established in 2008 and headquartered in Los Angeles, California**
  - $3.9 billion asset Chinese-American, business-oriented community bank
- **24 traditional branches**
  - 12 located in Southern California
  - 7 located in New York
  - 2 located in Chicago
  - 1 in Nevada
  - 1 in New Jersey
  - 1 in Hawaii
- **Four principal business lines:**
  - Commercial Real Estate ("CRE")[3]
  - Commercial & Industrial ("C&I")
  - 1-4 Single Family Residential ("SFR")
  - SBA Lending ("SBA")
- **Six successful acquisitions completed since 2010**
- **Certified Community Development Financial Institution since mid-February 2016**

Financial Highlights

For the Three Months Ended September 30, 2022:

Balance Sheet ($mm)	
Total Assets	$3,905
Gross Loans, Including Held for Sale	$3,221
Total Deposits	$2,960
Tangible Common Equity[1]	$396
Tangible Common Equity / Tangible Assets[1]	10.35%
NPAs / Assets[2]	0.30%
Profitability	
Return on Average Assets, annualized	1.72%
Return on Average Tangible Common Equity[1]	16.58%
FTE Net Interest Margin	4.31%
Efficiency Ratio	40.22%

(1) Non-GAAP reconciliation in Appendix A
(2) Nonperforming assets include nonaccrual loans, loans modified under troubled debt restructurings, and other repossessed assets
(3) Includes construction and land development loans

Investment Highlights

High-performing community bank with defined and proven strategy to grow both organically and through acquisitions

- Insider ownership (including family holdings) at 36.94% and high deposit balances, aligns interests with public shareholders
- Experienced management team and Board of Directors with demonstrated industry knowledge, regulatory relationships, lending expertise and community involvement
- Niche markets with concentration on Asian-Americans
  - Products structured to address the needs of underserved individuals and businesses within those markets
  - Significant opportunities for future acquisitions across the U.S.

Conservative risk profile with focused and diversified lending strategy

- Solid asset quality from disciplined credit culture and rigorous underwriting standards
- Asset sensitive balance sheet

Track record of attractive returns

- Diversified revenue with four lending products spread across multiple industries and geographies
- Substantial noninterest income and well-managed noninterest expenses

Exceptional investment opportunity to hold an interest in a well-managed, highly profitable institution

- Compelling valuation and consistent dividend payout ratio

Experienced Leadership Team

Average 33 years of bank management experience in finance, lending, credit, risk, strategy and branch operations

Name / Title	Experience	Background
David Morris President, Chief Executive Officer & Chief Financial Officer	35 years (12 years with RBB)	• Appointed President and Chief Executive Officer in October 2022. • Appointed EVP and Chief Financial Officer of the Bank and Company in 2010. • Formerly President and CEO with MetroPacific Bank and EVP, CFO and Chief Operating Officer with San Diego Community Bank.
Jeffrey Yeh Executive Vice President & Chief Credit Officer	32 years (14 years with RBB)	• Joined the Bank as an executive officer in 2008 and promoted to EVP and Chief Credit Officer in January 2014. • Formerly Finance Director and Business Control Manager for Universal Science Industrial Co, Ltd. and Lending and Investment Manager for Bank of Overseas Chinese.
I-Ming (Vincent) Liu Executive Vice President & Chief Risk Officer	34 years (14 years with RBB)	• Joined the Bank as an executive officer in 2008, promoted to COO in January 2011, and promoted to Chief Risk Officer of the Bank in 2011 and of the Company in 2013. • Formerly SVP and head of southern California branch network for United Commercial Bank.
Simon Pang Executive Vice President & Chief Strategy Officer	40 years (14 years with RBB)	• Joined the Bank as an executive officer in 2008 as head of commercial lending, promoted to Chief Strategy Officer in May 2012. • Formerly SVP and commercial and international banking manager with United Commercial Bank.
Tsu Te Huang Executive Vice President & Director of Private Banking	35 years (13 years with RBB)	• Joined the Bank as a SVP and branch regional manager in 2009, and was promoted to branch administrator in 2012, and EVP in 2016. In 2019, he started our private banking unit. • Formerly SVP and branch assistant regional manager for United Commercial Bank.
Ashley Chang Executive Vice President & Branch Administrator	23 Years (13 years with RBB)	• Joined the Bank as a vice president and branch manager in 2009. • Promoted to EVP and branch administrator in 2021 • Formerly AVP and branch manager for United Commercial Bank.

Source: 2021 Proxy (DEF 14A)

Our History

Historical Progression of Franchise Growth

2008
- Opened (Royal Business Bank)

2010
- Opened SBA banking unit

2011
- January: Established (RBB Bancorp)
- July: Acquired (First Asian Bank)
- September: Acquired (Business Bank)

2012
- Raised over $54mm in private offering of common stock

2013
- May: Acquired (Los Angeles National Bank)
- Received Outstanding Overseas Taiwanese SME Award

2014
- Opened residential mortgage unit
- Earned Findley Reports' "Super Premier" status

2015
- Earned Findley Reports' "Super Premier" status

2016
- Named a CDFI
- March: Issued $50mm of subordinated notes
- February: Acquired (TFC)
- Earned Findley Reports' "Super Premier" status

2017
- Raised $62 million in IPO
- Earned Findley Reports' "Super Premier" status

2018
- Issued $55 million of subordinated notes
- October: Acquired (First American International Bank)

2020
- January: Acquired (Pacific Global Bank)

2021
- Awarded $1.8 million U.S. Treasury Rapid Response Program grant
- Announced agreement to purchase Gateway Bank F.S.B.

2022
- Acquired branch in Honolulu, HI

Our Current Footprint

Coast-to-Coast footprint of 24 branches provide banking services to the largest Asian-American communities in the nation



So California, Nevada & Hawaii	
Arcadia	Torrance
Cerritos	Irvine
Diamond Bar	Oxnard
Los Angeles (2)	Westlake Village
Monterey Park	Las Vegas
Rowland Heights	Honolulu
San Gabriel	

Chicago, IL
Chinatown
Bridgeport

New York and Edison, NJ
Brooklyn, NY (3)
Manhattan, NY
Queens, NY (2)
Elmhurst, NY
Edison, NJ

Source: S&P Global Market Intelligence

Substantial Opportunities for Acquisitions:
Chinese-American Banks Across the U.S.

- Chinese-American bank universe comprised of over 23 banks[1]:
  - Publicly-traded
  - Locally-owned
  - Subsidiaries of Taiwanese or Chinese banks
- Other Asian-American banks also represent compelling acquisition opportunities
- Target markets include select Metropolitan Statistic Areas ("MSAs") that fulfill the following conditions:
  - High concentration of Asian-Americans
  - High number of Chinese-American banks and branches

Specific Target Markets

Location	Total Population (000's)	Asian-American Population (000's)	Asian-American Population % of Total
New York-Newark-Jersey City, NY-NJ-PA	19,262	2,207	11.5%
Los Angeles-Long Beach-Anaheim, CA	13,211	2,156	16.3%
San Francisco-Oakland-Hayward, CA	4,709	1,260	26.8%
Chicago-Naperville-Elgin, IL-IN-WI	9,479	642	6.8%
Houston-The Woodlands-Sugar Land, TX	6,980	550	7.9%
Seattle-Tacoma-Bellevue, WA	3,928	558	14.2%
Urban Honolulu, HI	980	417	42.6%
Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	6,092	370	6.1%
Las Vegas-Henderson-Paradise, NV	2,267	227	10.0%

Source: 2020 Census Bureau

Identified expansion markets | Current markets

(1) Chinese-American bank universe as defined by RBB's management team
Source: S&P Global Market Intelligence, Census Bureau 2018 estimates

Demonstrated Track Record of Balance Sheet and Earnings Growth

Total Loans ($mm)



Loans Held for Investment ("HFI")
Mortgage Loans Held For Sale ("HFS")
$1,375
$2,577
$2,305
$2,757
$2,936
$3,222
2017
2018
2019
2020
2021
3Q22

Total Deposits ($mm)



Noninterest-bearing Deposits
Interest-bearing Deposits
$1,337
$2,144
$2,249
$2,635
$3,386
$2,960
2017
2018
2019
2020
2021
3Q22

Net Income ($mm)



$25.5
$36.1
$39.2
$32.9
$56.9
$46.7
2017
2018
2019
2020
2021
3Q22

Return on Average Tangible Common Equity[1]



13.64%
13.66%
11.93%
9.62%
15.22%
16.58%
2017
2018
2019
2020
2021
3Q22

(1) Non-GAAP reconciliation in Appendix A

Profitability Drivers

Yield on Average Interest-Earning Assets



Yield on Earning Assets
Yield on Total Loans
5.75%
5.66%
5.57%
5.54%
5.18%
5.12%
5.53%
5.35%
5.13%
5.36%
5.31%
4.67%
4.09%
5.13%
2016
2017
2018
2019
2020
2021
3Q22

Cost of Average Interest-Bearing Liabilities



Cost of Interest-Bearing Liabilities
Cost of Total Deposits
1.15%
1.28%
1.69%
2.24%
1.57%
0.94%
1.25%
0.80%
0.82%
1.11%
1.56%
1.01%
0.40%
0.55%
2016
2017
2018
2019
2020
2021
3Q22

Net Interest Margin (FTE)[1]



4.44%
4.16%
4.12%
3.63%
3.52%
3.46%
4.31%
2016
2017
2018
2019
2020
2021
3Q22

Efficiency Ratio



42.6%
37.7%
44.5%
49.9%
50.1%
40.7%
40.2%
2016
2017
2018
2019
2020
2021
3Q22

(1) Fully taxable equivalent

Diversified Loan Portfolio

- $3.2 billion total HFI loans as of September 30, 2022[1]
- Diversified across industry lines
  - SFR - Mainly non-QM mortgages[2]
  - CRE - Owner occupied and Investor owned[3]
  - C&I - Majority secured by assets
  - SBA - Primarily SBA 7(a) loans for business acquisition or working capital
- 49.5% Fixed rate and 50.5% Variable rate[3]
- Average yield on HFI loans of 5.53% for the third quarter of 2022

Loan Portfolio Composition *September 30, 2022*

By Business Line:



Other 1%
SFR[1] 42%
CRE[2] 49%
SBA 2%
C&I 6%

By Collateral Type:



C&I 3%
Consumer & Other 1%
CRE (Owner-Occupied) 9%
C&D 9%
CRE (Non-Owner-Occupied) 14%
Multifamily 16%
1-4 Family 48%

(1) Excludes HFS Loans
(2) Includes construction and land development loans
(3) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans

Business Line Profile: SFR Lending

As of September 30, 2022:

- Average: LTV of 57.9%; FICO score of 763; duration of approximately 1.8 years
- Average current start rates:
  - Our non-qualified SFR loan product are 5 year and 7 year hybrid adjustable mortgage, which re-prices to the 1 year CMT plus 3.00% to 3.50%, and a 30-year fixed rate mortgage.

SFR Loans

$1,357.5 million


Home Equity Lines
0.2%
Other SFR Loans
99.8%

SFR Portfolio ($mm)


$374.8
$1,315.8
$1,065.4
$1,174.3
$1,010.5
$1,357.5
2017
2018
2019
2020
2021
3Q22

Business Line Profile: CRE Lending | C&D Lending

As of September 30, 2022:

CRE Loans

$1,220.8 million


Single Family 7.7%
Owner Occupied 21.0%
Multifamily 41.0%
Non-Owner Occupied 30.3%

C&D Loans

$353.5 million


Land Acq. & Development 9.5%
Commercial Construction 24.8%
Residential Construction 65.7%

~14.8% of CRE loans are fixed rate or hybrid loans

CRE and C&D Portfolio Growth ($mm)


$91.9
$496.0
$113.2
$758.7
$96.0
$793.3
$186.7
$1,003.6
$303.1
$1,248.0
$353.5
$1,220.8
2017
2018
2019
2020
2021
3Q22
CRE Loans
C&D Loans

Business Line Profile: C&I Lending | SBA Lending

As of September 30, 2022:

C&I Loans

$204.8 million



Bank Sub Debt 2.5%
Shared Nat. Credits 12.8%
Credit Lines[1] 84.7%

SBA Loans

$61.9 million



Unguaranteed Unsecured 2.2%
Guaranteed 9.9%
Unguaranteed Secured by RE 88.0%

Unguaranteed SBA Loans:

By Business: **By Location:**



Other Real Estate 56.6%
Gas Stations 8.0%
Hotel/ Motels 35.4%
Other 7.4%
Arizona 6.0%
Washington 6.3%
Oregon 7.2%
Nevada 8.7%
California 57.1%

C&I and SBA Portfolio Growth ($mm)



$30.7
$108.8
$159.0
$131.4
$84.5
$75.0
$97.8
$76.1
$61.9
2014
2015
2016
2017
2018
2019
2020
2021
3Q22
C&I Loans
SBA Loans

(1) Credit Lines include commercial and industrial lines of credit, term loans, mortgage warehouse lines and international trade discounts

RBB BANCORP 皇佳商業金控

Disciplined Credit Culture

Nonperforming Loans[1] / Total Loans


0.55%
0.21%
0.15%
0.60%
0.72%
0.71%
0.36%
2016
2017
2018
2019
2020
2021
3Q22

Nonperforming Assets[2] / Total Assets


0.50%
0.16%
0.15%
0.48%
0.59%
0.50%
0.30%
2016
2017
2018
2019
2020
2021
3Q22

Allowance for Loan Losses / Total Loans


1.28%
1.10%
0.82%
0.86%
1.08%
1.12%
1.12%
2016
2017
2018
2019
2020
2021
3Q22

Net Charge-Offs (Recoveries) / Average Loans


0.08%
(0.06%)
0.05%
0.05%
0.05%
(0.01%)
(0.02%)
2016
2017
2018
2019
2020
2021
3Q22

(1) Nonperforming loans include nonaccrual loans and loans modified under troubled debt restructurings; nonperforming loans exclude PCI loans acquired in prior acquisitions
(2) Nonperforming assets include nonperforming loans (as defined in footnote 1 above) and other repossessed assets

Deposit Portfolio *as of September 30, 2022*

- Top 10 Deposit Relationships = $539.4 million (18.2% of total deposits)
  - 2 of the Top 10 Relationships are with directors and shareholders of the Company, $69.0 million, or ~12.8% of Top 10 total

For the Three Months Ended September 30, 2022

	Avg. Balance ($mm)	Weighted Avg. Cost
Noninterest-Bearing Demand	$964.9	0.00%
NOW	74.5	0.48%
Savings	147.3	0.17%
Money Market	612.7	0.89%
Retail Time[1]	510.3	0.73%
Jumbo Time[2]	531.7	0.93%
Brokered Time[3]	56.5	1.97%
Total Deposits	**$2,897.9**	**0.55%**

Deposit Portfolio Composition

Total: $2.96 billion



Brokered Time[3]
3.6%
Jumbo Time[2]
18.7%
Noninterest-Bearing Demand
31.0%
82.7% Adjusted Core Deposits[4]
Retail Time[1]
17.0%
Savings, NOW & Money Market
29.8%

(1) Retail Time includes time deposits with balances less than $250,000, excluding brokered time
(2) Jumbo Time includes time deposits with balances of $250,000 and greater
(3) Brokered Time are brokered time deposits, which are all lower than $100,000
(4) Non-GAAP reconciliation in Appendix

Interest Rate Risk Profile

- 12 month net interest income ("NII") sensitivity is asset sensitive
- Economic Value of Equity ("EVE") sensitivity is neutral

12-Month NII Sensitivity
Immediate Change in Rates
September 30, 2022



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2.73%
2.72%
5.55%
10.96%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

EVE Sensitivity
Immediate Change in Rates
September 30, 2022



0.00%
-1.00%
-2.00%
-3.00%
-4.00%
-5.00%
-6.00%
-7.00%
-8.00%
-9.00%
-10.00%
-8.96%
-3.18%
-1.07%
-2.50%
-200 BPS
-100 BPS
+100 BPS
+200 BPS

Note: Assumes parallel shifts in market interest rates

Interest Rate Risk Management

Well positioned for higher rates with a One Year Positive Gap Ratio of 6.6%

Interest Rate Risk Position (within 12 months)
Rate Sensitive Assets at 43.1% of Total Assets

Loan Portfolio
* $1.4 billion matures or resets within 12 months
* $0.7 billion of loans are at or below their floors
  Given a 100 bps market rate increase 14% of loans with floors are eligible to reprice

Cash, FFS & Investments
* $156.3 million of securities reprice within 12 months
* $140.3 million in interest bearing cash, including FFS

LESS

Rate Sensitive Liabilities at 36.5% of Total Assets
* $1.3 billion of CDs mature or reprice within 12 months
* $17.5 million statutory trust reprices within 3 months
* $90 million overnight borrowings, FHLB advances mature within 12 months

One Year Positive Gap Ratio is 6.6%

Loan and Deposit Mix

HFI Loans $3.2 billion

Total Deposits $3.0 billion

HFI Loans:



Fixed
21%
Variable
22%
Hybrid
57%

Total Deposits:



Interest-bearing, Non-maturity
30%
Non-interest bearing
31%
CDs
39%

Consolidated Capital Ratios

Consolidated Capital Ratios



23.72%
15.52%
16.06%
10.50%
11.47%
10.35%
8.50%
7.00%
4.00%
TCE / TA[1]
Tier 1 Leverage Ratio
Tier 1 Common Capital Ratio
Tier 1 Risk-Based Capital Ratio
Total Risk-Based Capital Ratio
As Reported September 30, 2022
Basel III Fully Phased in Well-Capitalized Level

Consolidated Capitalization Table

(Dollars in millions, except per share amounts)	As of September 30, 2022 Actual
Long-Term Debt	
Long-Term Debt	$173.4
Long-term FHLB Advance	150.0
Trust Preferred Securities	14.7
Total Long-Term Debt	**$338.1**
Shareholders' Equity	
Common Stock	$277.6
Additional Paid-in Capital	3.2
Treasury Stock	--
Retained Earnings	213.5
Accumulated Other Comprehensive Income (Loss)	(22.5)
Total Shareholders' Equity	**$471.7**
Total Capitalization	**$809.8**
Common Shares Outstanding	**19,011,672**
Book Value Per Share	$24.82
Tangible Book Value Per Share[1]	$20.85
Regulatory Capital	
Tier 1 Common Capital	**$420.0**
Tier 1 Risk-Based Capital	**$434.6**
Total Risk-Based Capital	**$642.0**

(1) Non-GAAP reconciliation in Appendix A

Outlook

Net interest margin expected to remain stable or contract modestly

- Asset sensitive balance sheet and expect increase in margin
- Loan and deposit rate environment will remain competitive
- Expect deposit pricings to increase in the 4th quarter

Continued balance sheet growth should drive further improvement in profitability

- Expect loan growth in CRE to begin to soften in the 4th quarter due to recession

Non-interest income and expense

- Gain on sale of loans will be softer than past years due to the rate environment
- Expect and increase in manpower expense of 10% to retain qualified staff

Projected loan losses:

- Expect $150,000-$250,000 in loan losses on pre-COVID hotel loans

Future Branch Activity:

- Searching for branch locations in Chicago area, Northern California and Nevada
- Expect Gateway acquisition to close next year

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation:
Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

(Dollars in thousands, except per share data)	As of and for the year ended					
	2017	2018	2019	2020	2021	3Q22
Tangible Common Equity:						
Total Shareholders' Equity	$265,176	$374,621	$407,690	$428,488	$466,683	$471,779
Adjustments						
Goodwill	(29,940)	(58,383)	(58,563)	(69,243)	(69,243)	(71,498)
Core Deposit Intangible	(1,438)	(7,601)	(6,100)	(5,196)	(4,075)	(3,971)
Tangible Common Equity	$233,798	$308,637	$343,027	$354,049	$393,365	$396,330
Tangible Assets:						
Total Assets - GAAP	1,691,059	2,974,002	2,788,535	3,350,072	4,228,194	3,905,229
Adjustments						
Goodwill	(29,940)	(58,383)	(58,563)	(69,243)	(69,243)	(71,498)
Core Deposit Intangible	(1,438)	(7,601)	(6,100)	(5,196)	(4,075)	(3,971)
Tangible Assets	$1,659,681	$2,908,018	$2,723,872	$3,275,633	$4,154,867	$3,829,760
Common Shares Outstanding	15,908,893	20,000,022	20,030,866	19,565,921	19,455,544	19,011,672
Tangible Common Equity to Tangible Assets Ratio	**14.09%**	**10.61%**	**12.59%**	**10.81%**	**9.47%**	**10.35%**
Tangible Book Value Per Share	$14.70	$15.43	$17.12	$18.10	$20.22	$20.85
Average Tangible Common Equity:						
Average Shareholders' Equity	$218,717	$296,869	$393,895	$417,915	$447,714	$474,106
Adjustments						
Goodwill	(29,940)	(31,081)	(58,446)	(69,863)	(69,243)	(71,498)
Core Deposit Intangible	(1,620)	(1,483)	(6,873)	(5,806)	(4,657)	(4,154)
Average Tangible Common Equity	$187,157	$264,305	$328,576	$342,246	$373,814	$398,454
Net Income Available to Common Shareholders	$25,528	$36,105	$39,209	$32,928	$56,906	$16,652
Return on Average Tangible Common Equity	13.64%	13.66%	11.93%	9.62%	15.22%	16.58%

Note: Historical financial data is not presented pro forma reflecting the acquisition of FAIT completed on October 15, 2018

Regulatory Reporting to Financial Statements:
Adjusted Core Deposits

Some of the financial measures included in this presentation and in forms 10-Q & 10-K filed with the SEC differ from those reported on the FRB Y-9(c) report. These financial measures include "core deposits to total deposits." Our management uses this financial measure in its analysis of our performance. The Bank measures core deposits by reviewing all relationships over $250,000 on a quarterly basis. After discussions with our regulators on the proper way to measure core deposits, we now track all deposit relationships over $250,000 on a quarterly basis and consider a relationship to be core if there are any three or more of the following: (i) relationships with us (as a director or shareholder); (ii) deposits within our market area; (iii) additional non-deposit services with us; (iv) electronic banking services with us; (v) active demand deposit account with us; (vi) deposits at market interest rates; and (vii) longevity of the relationship with us. We consider all deposit relationships under $250,000 as a core relationship except for time deposits originated through an internet service. This differs from the traditional definition of core deposits which is demand and savings deposits plus time deposits less than $250,000. As many of our customers have more than $250,000 on deposit with us, we believe that using this method reflects a more accurate assessment of our deposit base. The following table reconciles the adjusted core deposit to total deposits:

(Dollars in thousands)	As of the year ended					
	2017	2018	2019	2020	2021	3Q22
Core Deposits[1]	**$990,824**	**$1,670,572**	**$1,651,678**	**$2,037,164**	**$2,807,033**	**$2,406,916**
Adjustments to Core Deposits						
Time Deposits > $250,000 Considered as Core Deposits[2]	180,751	468,773	446,968	448,159	317,501	322,167
Less: Brokered Deposits Considered Non-Core	-	(113,832)	(67,089)	(17,374)	(2,398)	(105,514)
Less: Internet and Other Deposit Originator Deposits < $250,000 Considered Non-Core[3]	(29,467)	(18,286)	(26,025)	(76,356)	(70,303)	(10,352)
Less: Other Deposits Not Considered Core[4]	(136,943)	(52,002)	(60,719)	(80,016)	(90,116)	(166,619)
Adjusted Core Deposits	**$1,005,165**	**$1,955,225**	**$1,944,813**	**$2,311,577**	**$2,961,717**	**$2,446,598**
Total Deposits	$1,337,281	$2,144,041	$2,249,938	$2,635,128	$3,385,532	$2,959,670
Adjusted Core Deposits to Total Deposits Ratio	75.16%	91.19%	86.47%	87.72%	87.48%	82.66%

(1) All demand and savings deposits of any amount plus time deposits less than $250,000
(2) Time deposits to core customers over $250,000 as defined in the lead-in to the table above
(3) Comprised of internet and outside deposit originator time deposits less than $250,000 which are not considered to be core deposits
(4) Comprised of demand and savings deposits in relationships over $250,000 which are considered non-core deposits because they do not satisfy the definition of core deposits set forth in the lead-in to the table above